Exhibit No. 1/ AFGL International, Inc./ Form S-3

                   21st CENTURY HOLDINGS, INC.

                    CERTIFICATE OF AMENDMENT
                             OF THE
                    ARTICLES OF INCORPORATION

      (Under Section 73.385 of the General Corporation Law)

      THE  UNDERSIGNED, being the President and Secretary of 21st
Century Holdings, Inc., a Nevada corporation (the "Corporation"), do hereby certify that:

      1.   The  name of the Corporation is 21st Century Holdings,
Inc.

      2. Article I of the Articles of Incorporation, setting forth the name of the Corporation, is hereby amended to read in its entirety as follows:

                           "ARTICLE I

                              NAME

     The name of the Corporation shall be:

                    AFGL International, Inc."

      3. This Amendment of the Certificate of Incorporation of the Corporation has been duly adopted by the unanimous consent of the directors of the Corporation and the consent of the holders of a majority of the voting power of the outstanding capital stock of the Corporation.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment as of the 24th day of August, 1993.

                                   By: /s/
                                      Gary Goldstein
                                      President

                                   By: /s/
                                      Barry S. Roseman
                                      Secretary

ACKNOWLEDGMENT:

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

      On this 24th day of August, 1993, before me personally came
Gary Goldstein, to me known and known to me to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed the same:

                                     Notary Public

ACKNOWLEDGMENT:

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

      On this 24th day of August, 1993, before me personally came
Barry Roseman, to me known and known to me to be the individual described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed the same:

                                     Notary Public

                 CERTIFICATE OF AMENDMENT TO THE

                    ARTICLES OF INCORPORATION

                   PHOENIX CAPITAL CORPORATION
        (Changed herein to "21st CENTURY HOLDINGS, INC.")

      The following certificate of amendment to the articles of incorporation of the above-named corporation is adopted pursuant to the provisions of Section 78.385 and 78.390 of the Nevada Revised Statutes. We the undersigned as president and secretary of Phoenix Capital Corporation, do hereby certify:

      1.   That  the board of directors of said corporation  duly
adopted  on February 21, 1990, in accordance with Section  78.315 of the Nevada Revised Statutes, resolutions to amend the articles of the incorporation as follows:

     (a)  ARTICLE I shall be amended to read as follows:

                            ARTICLE I

                              NAME

     The name of the Corporation shall be:

                   21st Century Holdings, Inc.

       (b)    The   Corporation  shall  amend  its  articles   of
incorporation to add a new subsection (c)(iv) of Article V, as follows:

      (iv) The Corporation hereby expressly elects not to be governed by the provisions of Sections 78.378 to 78.3793 of the Nevada Revised Statutes, including any amended or successor provision thereto, which provisions shall not apply to the Corporation.

       (c)    The   Corporation  shall  amend  its  articles   of
incorporation to add a new Article VIII, as follows:

                          ARTICLE VIII

                     LIMITATION ON LIABILITY

      A director or officer of the Corporation shall have no personal liability to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, except for damages for breach of fiduciary duty resulting from
(a) acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law, or (b) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes as it may from time to time be amended or any successor provision thereto.

      2. That the foregoing amendments to the articles of incorporation were duly adopted by a majority consent of the shareholders of the Corporation dated February 21, 1990, pursuant to Section 78.320 of the Nevada Revised Statutes; as of February 21, 1990, the date of the majority consent, the number of shares of the Corporation issued and outstanding and entitled to vote on the foregoing amendments to the articles of incorporation was 325,000,000; and the holders of 234,301,374 shares, or in excess of a majority of the outstanding common stock, executed the majority consent for adoption of the foregoing amendments.

                                     PHOENIX CAPITAL CORPORATION

Dated:  February 27, 1990            By: /s/
                                           Robert    A.   Drazen,
President

Dated:  February 28, 1990            By: /s/
                                        Mark E. Lehman, Secretary

STATE OF FLORIDA   )
                   :  ss.
COUNTY OF          )

      On this 27th day of February, 1990, before me, a notary public, personally appeared Robert A. Drazen, being by me first duly sworn, who acknowledged to me that he is the person who executed the foregoing certificate of amendment to the articles of incorporation of Phoenix Capital Corporation as its president; and to the best of his knowledge, information and belief, the statements made in the certificate of amendment are true.

                                     Notary Public

STATE OF UTAH      )
                   :  ss.
COUNTY OF          )

      On this 28th day of February, 1990, before me, a notary public, personally appeared Mark E. Lehman, being by me first duly sworn, who acknowledged to me that he is the person who executed the foregoing certificate of amendment to the articles of incorporation of Phoenix Capital Corporation as its secretary; and to the best of his knowledge, information and belief, the statements made in the certificate of amendment are true.

                                     Notary Public

                 CERTIFICATE OF AMENDMENT TO THE

                  ARTICLES OF INCORPORATION OF

                   PHOENIX CAPITAL CORPORATION

      The following Certificate of Amendment to the articles of incorporation of the above-name corporation is adopted pursuant to the provisions of NRS 78.385 and 78.390:

                           ARTICLE IV

                        AUTHORIZED SHARES

       The Corporation is authorized to issue a total of 200,000,000 shares consisting of 5,000,000 shares of preferred stock having a par value of $O.001 per share and 195,000,000 shares of common stock having a par value of $O.001 per share.

     is hereby amended by striking Article IV in its entirety and inserting in lieu thereof:

                           ARTICLE IV

                        AUTHORIZED SHARES

       The Corporation is authorized to issue a total of 800,000,000 shares consisting of 5,000,000 shares of preferred stock having a par value of $O.001 per share and 795,000,000 shares of common stock having a par value of $O.001 per share

                            ARTICLE V

                        CLASSES OF STOCK

      Except as otherwise required by law, each stockholder shall be entitled to one vote for each share of common stock held by such stockholder on all matters submitted to a vote of the stockholders. Subject to the preferences, powers and rights of shares of preferred stock as designated in the resolution or resolutions of the board of directors authorizing the issuance of such preferred stock, as set forth below, the stockholders of the common stock shall be entitled, on a pro rata basis, to receive all remaining assets of the Corporation, tangible or intangible, in the event of liquidation or dissolution, or winding up of the Corporation. A consolidation, merger, or reorganization of the Corporation with or into any other corporation, or a sale of all or substantially all of the assets of the Corporation shall not be deemed to be a liquidation or dissolution of the Corporation unless so designated by the board of directors.

      The board of directors is hereby vested with the authority to issue shares of preferred stock, from time to time in one or more series, as may be determined in the resolution or resolutions of the board of directors authorizing such issuance. Each series shall be distinctly designated and shares of any one series shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if such dividends are made cumulative. The powers, preferences and relative participating, optional and other rights of each series, and the qualifications, limitations or restrictions thereon may differ from those of any and all other series and shall be fixed by the board of directors in the resolution or resolutions authorizing the issuance of any series. Without limiting the generality of the foregoing, the board of directors shall have the authority to establish;

     (a) The distinctive designation of and the number of shares of preferred stock which shall constitute each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

      (b) The voting powers of such series, either full, limited or without voting rights;

      (c) The rate and times at which dividends on shares of the series shall be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of the Corporation, or any other series of preferred stock, and whether such dividends shall be cumulative or non-cumulative;

      (d) The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of the Corporation, or of any other series of preferred stock, and the terms and conditions of such conversion or exchange;

      (e) Whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of Common Stock, and the time and times at which, and the terms and conditions upon which, shares or the series may be redeemed;

     (f)  The rights, if any, of the holders of the shares of the
series   upon  voluntary  or  involuntary  liquidation,   merger,
consolidation, distribution or sale of assets, dissolution or winding up of the Corporation; and

     (g) The terms of any sinking fund or redemption or purchase account with respect to such.

      is hereby amended by striking Article V in its entirety and inserting in lieu thereof:

                            ARTICLE V

                        CLASSES OF STOCK

      Except as otherwise required by law, each stockholder shall be entitled to one vote for each share of common stock held by such stockholder on all matters submitted to a vote of the stockholders. Subject to the preferences, powers and rights of shares of preferred stock as designated in the resolution or resolutions of the board of directors authorizing the issuance of such preferred stock, as set forth below, the stockholders of the common stock shall be entitled, on a pro rata basis, to receive all remaining assets of the Corporation, tangible or intangible, in the event of liquidation or dissolution, or winding up of the Corporation. A consolidation, merger, or reorganization of the Corporation with or into any other corporation, or a sale of all or substantially all of the assets of the Corporation shall not be deemed to be a liquidation or dissolution of the Corporation unless so designated by the board of directors.

      The board of directors is hereby vested with the authority to issue shares of preferred stock, from time to time in one or more series, as may be determined in the resolution or resolutions of the board of directors authorizing such issuance. Each series shall be distinctly designated and shares of any one series shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if such dividends are made cumulative. The powers, preferences and relative participating, optional and other rights of each series, and the qualifications, limitations or restrictions thereon may differ from those of any and all other series and shall be fixed by the board of directors in the resolution or resolutions authorizing the issuance of any series. Without limiting the generality of the foregoing, the board of directors shall have the authority to establish;

      (a) Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:

      (i) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute, each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

      (ii) The rate and times at which, and the terms and conditions on which, dividends, if any, on shares of the series shall be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation or on any series of Preferred Stock and whether such dividends shall be cumulative or noncumulative;

      (iii) The right, if any, of the holders of shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of this Corporation and the terms and conditions of such conversion or exchange;

      (iv) Whether shares of the series shall be subject to redemption and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of Common Stock, cash, or other property and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

      (v)   The rights, if any, of the holders of shares  of  the
series   on   voluntary   or  involuntary  liquidation,   merger,
consolidation, distribution or sale of assets, dissolution, or winding up of this Corporation;

      (vi) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

      (vii) The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the shareholders and
(B) the right to vote as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, on such matters, under such circumstances, and on such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the board of directors may determine.

      (b)   Common  Stock.   The  Common  Stock  shall  have  the
following   powers,  rights,  qualifications,  limitations,   and
restrictions:

      (i) After the requirements with respect to preferential dividends of Preferred Stock, if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be required by the General Corporation Law of Delaware, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors without distinction as to series;

      (ii) After distribution in full of any preferential amount to be distributed to the holders of Preferred Stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of this Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each without distinction as to series; and

      (iii) Except as may otherwise be required by law or this Certificate of Incorporation, in all matters as to which the vote or consent of stockholders of the Corporation shall be required or be taken, including, any vote to amend this Certificate of Incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the Common Stock shall have one vote per share of Common Stock on all such matters and shall not have the right to cumulate their votes for any purpose.

     (c)  Other Provisions.

      (i) The board of directors of the Corporation shall have authority to authorize the issuance, from time to time without any vote or other action by the stockholders, of any or all shares of the Corporation of any class at any time authorized, and any securities convertible into or exchangeable for such shares, in each case to such persons and for such consideration and on such terms as the board of directors from time to time in its discretion lawfully may determine; provided, however, that the consideration for the issuance of shares of stock of the Corporation having par value shall not be less than such par value. Shares so issued, for which the full consideration determined by the board of directors has been paid to the Corporation, shall be fully paid stock and the holders of such stock shall not be liable for any further call or assessments thereon.

      (ii) Unless otherwise provided in the resolution of the board of directors providing for the issue of any series of Preferred Stock, no holder of shares of any class of the Corporation or of any security of obligation convertible into, or of any warrant, option or right to purchase, subscribe for or otherwise acquire, shares of any class of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive right whatsoever to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation, whether now or hereafter authorized.

       (iii) Anything herein contained to the contrary notwithstanding, any and all right, title, interest, and claim in and to any dividends declared or other distributions made by the Corporation, whether in cash, stock, or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends or other distributions in the possession of the Corporation, its transfer agents, or other agents or depositories, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any person whatsoever.

      Except as otherwise required by law, each stockholder shall be entitled to one vote for each share of common stock held by such stockholder on all matters submitted to a vote of the stockholders.

     The foregoing amendment to the articles of incorporation was adopted by the shareholders of the Corporation on October 31, 1986, pursuant to NRS 78.320. The number of shares issued and outstanding and entitled to vote on the above date was 15,000,000. The number of shares voted in favor of the amendment to Article IV and Article V was 15,000,000 and the number voted against the amendment was none.

     DATED this 31st day of October, 1986.

                                     PHOENIX CAPITAL CORPORATION

                                     By: /s/
                                        Dave N. Hardin, President

                                     By: /s/
                                        Judy M. Brooks, Secretary

State of Texas   )

County of Tarrany)

      On  this       day  of October, 1986, before me,  a  notary
public personally appeared Dave N. Hardin and Judy M. Brooks, being by me first duly sworn, who acknowledged to me that they are the persons who executed the foregoing Certificate of Amendment to the Articles of Incorporation of Phoenix Capital Corporation; and to the best of their knowledge, information and belief, the statements made in the Certificate of Amendment are true.

                                      Notary Public

                    ARTICLES OF INCORPORATION

                               OF

                   PHOENIX CAPITAL CORPORATION

      The undersigned incorporators being natural persons more than eighteen years of age acting as all of the incorporators of the above-named corporation (hereinafter referred to as the "Corporation") hereby adopts the following articles of incorporation for the Corporation.

                            ARTICLE I

                              NAME

     The name of the corporation shall be:

                   Phoenix Capital Corporation

                           ARTICLE II

                       PERIOD OF DURATION

      The Corporation shall continue in existence perpetually unless sooner dissolved according to law.

                           ARTICLE III

                       PURPOSES AND POWERS

      The purpose or purposes for which the Corporation is organized is to seek, investigate, acquire interests in, and dispose of business opportunities, ventures, enterprises, or assets; to own and operate any enterprise whatsoever, to acquire, hold, and dispose of real or personal property of any kind or nature, tangible or intangible; and to do any and every act or thing proper or necessary, and incidental to the general the purpose of the Corporation permissible under the laws of the state or Nevada.

      The Corporation is organized for the further purpose of conducting any lawful business for which a corporation may be organized under the laws of Nevada.

                           ARTICLE IV

                        AUTHORIZED SHARES

       The Corporation is authorized to issue a total of 200,000,000 shares consisting of 5,000,000 shares of preferred stock having a par value of $0.001 per share and 195,000,000 shares of common stock having a par value of $0.001 per share.

                            ARTICLE V

                        CLASSES OF STOCK

      Except as otherwise required by law, each stockholder shall be entitled to one vote for each share of common stock held by such stockholder on all matters submitted to a vote of the stockholders. Subject to the preferences, powers and rights of shares of preferred stock as designated in the resolution or resolutions of the board of directors authorizing the issuance of such preferred stock, as set forth below, the stockholders of the Common Stock shall be entitled, on a pro rata basis, to receive all remaining assets of the Corporation, tangible or intangible, in the event of liquidation or dissolution, or winding up of the Corporation. A consolidation, merger, or reorganization of the Corporation with or into any other corporation, or a sale of all or substantially all of the assets of the Corporation shall not be deemed to be a liquidation or dissolution of the Corporation unless so designated by the board of directors.

      The board of directors is hereby vested with the authority to issue shares of preferred stock, from time to time in one or more series, as may be determined in the resolution or resolutions of the board of directors authorizing such issuance. Each series shall be distinctly designated and shares of any one series shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if such dividends are made cumulative. The powers, preferences and relative participating, optional and other rights of each series, and the qualifications, limitations or restrictions thereon may differ from those of any and all other series and shall be fixed by the board of directors in the resolution or resolutions authorizing the issuance of any series. Without limiting the generality of the foregoing, the board of directors shall have the authority to establish;

     (a) The distinctive designation of and the number of shares of preferred stock which shall constitute each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

     (b) The voting powers of such series, either full, limited, or without voting rights;

      (c) The rate and times at which dividends on shares of the series shall be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of the Corporation, or any other series of preferred stock, and whether such dividends shall be cumulative or non-cumulative;

      (d) The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of the Corporation, or of any other series of preferred stock, and the terms and conditions of such conversion or exchange;

      (e) Whether shares of the series shall be subject to redemption, and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of Common Stock, and the time and times at which, and the terms and conditions upon which, shares of the series may be redeemed;

     (f)  The rights, if any, of the holders of the shares of the
series   upon  voluntary  or  involuntary  liquidation,   merger,
consolidation, distribution or sale of assets, dissolution or winding up of the Corporation; and

     (g) The terms of any sinking fund or redemption or purchase account with respect to such.

                           ARTICLE VI

                           ASSESSMENT

      Upon the issuance of the stock of the Corporation for cash or other consideration deemed adequate by the board of directors and permissible under the provisions of the Nevada Revised Statutes in an amount at least equal to the stated par value of the shares, such shares shall be fully paid and shall be nonassessable to pay the debts of the Corporation.

                           ARTICLE VII

                       PRE-EMPTIVE RIGHTS

      Stockholders of the Corporation shall not have  pre-emptive rights  to subscribe for or to acquire additional shares  of  the
Corporation,   whether  such  shares  be  hereby   or   hereafter
authorized.

      Except as otherwise required by law, stockholders shall not have the right to cumulate their votes for the election of directors or for any other purpose.

                           ARTICLE IX

                OFFICERS AND DIRECTORS CONTRACTS

     No contract or other transaction between the Corporation and any other firm or corporation shall be affected by the fact that a director or officer of the Corporation has an interest in, or is a director or officer of such firm or other corporation. Any officer or director, individually or with others, may be a party to, or may have an interest in, any transaction of the Corporation or any transaction in which the Corporation is a party or has an interest. Each person who is now or may become an officer or director of the corporation is hereby relieved from liability that he might otherwise incur in the event such officer or director contracts with the Corporation individually or in behalf of another corporation or entity in which he may have an interest; provided that such officer or director acts in good faith.

                            ARTICLE X

        INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

      The Corporation may indemnify each director, officer, employee, or agent of the Corporation and their respective heirs, administrators, and executors, against all liabilities and expenses reasonably incurred in connection with any action, suit, or proceeding to which he may be made a party by reason of his being or having been a director, officer, employee, or agent of the Corporation, to the full extent permitted by the laws of the state of Nevada now existing or as such laws may hereafter be amended.

                           ARTICLE XI

             REGISTERED OFFICE AND REGISTERED AGENT

      The  address of the Corporation's principal office  in  the state of Nevada is One East First Street, Reno, Washoe County, Nevada 89501. The name and address of its initial resident agent is The Corporation Trust Company of Nevada. Either the registered office or the resident agent may be changed in the manner provided by law.

                           ARTICLE XII

                            DIRECTORS

     The Corporation need not have more directors than the number of stockholders who own an equity interest in the Corporation. At such time as the Corporation has three or more stockholders, it shall have not less than three nor more than nine directors as determined, from time to time by the board or directors. The permissible number of directors may be increased or decreased from time to time by the board of directors in accordance with
Section 78.330 of the Nevada Revised statutes or any amendment or successor statute. The original board of directors shall consist or three persons. The name and address of each person who is to serve as director until the first annual meeting of stockholders and until his or her successor is elected and shall qualify is as follows:

NAME                  ADDRESS

Dave N. Hardin        4101 Green Oaks Blvd. West, Ste 135
                      Arlington, TX  76016

Frank W. Cole         14114 Dallas Parkway, #400
                      Dallas, TX  74240

Judy M. Brooks        6421 Camp Bowie, #300
                      Fort Worth, TX  76116


                          ARTICLE XIII

                          INCORPORATORS

       The   name  and  mailing  address  of  the  each  of   the
incorporators signing these articles of incorporation is as follows:

Dave N. Hardin        4101 Green Oaks Blvd. West, Ste 135
                      Arlington, TX  76016

Frank W. Cole         14114 Dallas Parkway, #400
                      Dallas, TX  74240

Judy M. Brooks        6421 Camp Bowie, #300
                      Fort Worth, TX  76116

      We, the undersigned, being all of the incorporators of the Corporation, herein before named, do make and file these articles of incorporation, hereby declaring that the facts herein are true.

     DATED this 29th day of August, 1986.

                                        By: /s/
                                           Dave N. Hardin

                                        By: /s/
                                           Frank W. Cole

                                        By: /s/
                                           Judy M. Brooks

State of Texas   )

County of Dallas )

     On this 29th day of August, 1986 before me, a notary public, personally appeared Dave N. Hardin, Frank W. Cole, and Judy M.
Brooks, who upon being first duly sworn, acknowledged to me that they executed the foregoing articles of incorporation.

                                         Notary Public